UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2003


Item 1.  Report to Stockholders.

Calvert

Investments that make a differenceR

June 30, 2003

Semi-Annual Report

Calvert Municipal Fund, Inc.

Semi-Annual Report (Unaudited)

Calvert Municipal Fund, Inc.

Table of Contents

President’s Letter	2
Portfolio Manager Remarks	3
Schedules of Investments	7
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	16
Financial Highlights	20
Explanation of Financial Tables	22

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on Account Access, and select the documents you would like to receive via e-mail.

If you’re new to Account Access, you’ll be prompted to set up a personal identification number for your account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholders:

The first half of 2003 has seen strong performance in nearly all asset classes, with, among other things, the markets reacting to reduced political tensions. While the outlook remains somewhat uncertain, we see encouraging signs in improved consumer confidence, better corporate earnings, and Fed-inspired stock- and credit-market rallies. Record-low mortgage rates have kept the housing market strong.

A cloud on the horizon is the threat of deflation, the possibility that prices will enter a sustained decline. However, we take some assurance from the Federal Reserve’s vigilant eye on this possibility.

We believe that the near-elimination of inflation risk is a positive backdrop for fixed income investors.  However, there is some interest rate risk in the intermediate and longer maturies if those market rates should begin to rise, as they have in recent weeks. As always, we recommend that most individuals maintain a diversified portfolio across asset classes, including both stocks and fixed income, and within the fixed income allocation, further diversification across maturity ranges. Over time, diversification is a good way to achieve consistent, lower-risk returns, in good markets and bad.

We advise all our shareholders to work closely with their financial advisors to develop a long-term strategy that can meet their goals, not just in the current market environment, but over the whole time they expect to be investing. The key to successful investing is not in trying to predict interest rate movements or asset class returns, but rather saving regularly, diversifying adequately, and maintaining an appropriate strategy for the long-term. Please contact us, or your financial professional, if you have any questions or concerns about your investments or market conditions. We are always happy to work with you.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 2003

Reno Martini is the Chief Investment Officer of CAMCO.

National Intermediate seeks to earn the highest level of interest income exempt from federal income taxes, and California Intermediate seeks to earn the highest level of interest income exempt from federal and California state income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity objectives of each Fund.

Fund

Information

asset allocation

intermediate

tax-exempt bonds

NASDAQ symbol

National           CINMX

California          CCIMX

CUSIP number

National           131616-20-3

California          131616-10-4

Calvert Municipal

intermediate Funds

Overall Investment Climate

The US economy stumbled through the first half of 2003. In the first quarter, the buildup to war with Iraq dampened already weak activity and the economy grew only 1.4%. Over the first half of the year, the unemployment rate increased 0.4 percentage point and reached a new cycle high of 6.4% in June. While the underpinnings of the economy are improving, economic growth appears sluggish, remaining below potential. A stalled job market, weak business and consumer spending, and a still-struggling manufacturing sector are all contributing to sub-trend growth.

We believe year-to-date municipal bond returns have been attractive but have lagged those of more credit- sensitive markets, including corporate bonds and emerging-market government debt. We believe municipal bond yields are very attractive compared with Treasuries and mortgages and are fairly valued versus corporate bonds.

Overall Outlook

Although the economic outlook remains cloudy, encouraging signs include improvement in consumer confidence, better corporate earnings, and Fed-inspired stock- and credit-market rallies. Low mortgage rates have kept the housing market strong. And, Federal tax cuts should provide some stimulus to the economy.

In a continuing effort to ensure the country avoids falling toward recession or deflation, the Fed cut rates for a thirteenth time in June. At that time,  Fed Chairman Greenspan stated the Fed will "lean over backwards" to avoid "corrosive" deflation.

It’s our view that the probability of the worst sort of deflation in the US is low. However, Fed Chairman Greenspan’s position makes clear he will strive to keep short-term interest rates low in the near-term. A cardinal rule in the bond market is not to fight the Fed. Although we remain watchful for the next bear market, we believe interest rates should remain at levels last seen during the Eisenhower and Kennedy years.

National Intermediate

Performance

The Fund returned +3.66% for the first half of 2003, 58 basis point higher than the Lipper Intermediate Muni category and 75 basis points lower than the Lehman Municipal 10 Year Bond Index. For the one- year period ended June 30, 2003, the Fund outperformed the Lipper average by 143 basis points.

Fund Strategy

For the period

We began the year shortening the Fund’s duration to be more

similar to our peers and the passive benchmark. As the market reacted to a weak economy and interest rates fell further, we decided to position the Portfolio longer than our benchmarks noted above. This decision proved to be advantageous for the Fund, as performance for the first half of 2003 is in the top 10th percentile in its Lipper category.

Going forward

As we go forward through 2003, we believe the municipal market should remain volatile. The economy should show times of strength and weakness, and we will try to position the portfolio to take advantage of the environment. Through the year, if signs of  inflation and consistent growth in the economy persist, we will shorten the duration of the portfolio to be in line with, or possibly shorter than, the benchmarks.

Outlook

One key point is that states, cities, and local municipalities are having a difficult time balancing their budgets. Some states, like California and New York, with large differences in revenue flow from years past, will depend on borrowings along with reduction of services and tax increases to balance their budgets. This dependence should create opportunities, and cause risks, in the municipal market.

California Intermediate

Performance

The Fund returned +2.60% for the first half of 2003, 34 basis points higher than the Lipper Intermediate California Muni category and 181 basis points lower than the Lehman Municipal 10 Year bond Index. For the one-year period ended June 30, 2003, the Fund outperformed the Lipper average by 101 basis points.

Investment Climate

California has experienced the same problem as the nation. Reduced revenues from tax receipts, higher unemployment, and increasing budgetary expenditures have caused the state to have fiscal problems.

Fund Strategy

For the period

We began the year shortening the Fund’s duration to be more similar to our peers and the passive benchmark. As the market reacted to a weak economy and interest rates fell further, we decided to stay longer than our benchmarks. The Fund’s performance for the first half of 2003 is at the 40th percentile in its Lipper category.

Going forward

As we go forward through the remainder of this year, we believe the municipal market should

Portfolio

statistics

weighted

average maturity

National

6.30.03            7 years

12.31.02          8 years

California

6.30.03            8 years

12.31.02          7 years

effective duration

National

6.30.03            5.30 years

12.31.02          6.00 years

California

6.30.03            5.60 years

5.00 years

monthly

dividend yield

National

6.30.03            2.99%

12.31.02          3.28%

California

6.30.03            2.89%

12.31.02          2.97%

30 day SEC yield

National

6.30.03            2.33%

12.31.02          3.02%

California

6.30.03            1.99%

12.31.02          2.33%

remain volatile.  The economy should show times of strength and weakness, and we will try to position the portfolio to take advantage of the environment. Through the year, if signs of  inflation and consistent growth in the economy persist, we will likely shorten portfolio duration to be in line with, or possibly shorter than, the benchmarks.

Outlook

Various measures of reduction in services, higher taxes, and borrowings at both the local and state level should assist California in resolving its budget problems for fiscal year 2003-2004.  This should create a more volatile but risky market and, as a result, create opportunities.

July, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2003, the end of the reporting period. Our strategy and the Fund’s portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Comparative Investment Performance (Total Return)

(as of 6.30.03)

	National Municipal Intermediate Fund	Lipper Intermediate Muni. Debt Funds Avg.	California Municipal Intermediate Fund	Lipper CA Intermediate Muni. Debt Funds Avg.	Lehman Muni. 10 Year Bond Index TR
6 month	3.66%	3.08%	2.60%	2.26%	4.41%
1 year	8.67%	7.24%	7.05%	6.04%	9.19%
5 year*	5.67%	5.28%	5.15%	5.31%	6.50%
10 year*	5.85%	5.43%	5.12%	5.17%	6.53%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

National

average annual

total return

as of 6.30.03

1 year   5.65%

5 year   5.09%

10 year 5.56%

California

average annual

total return

as of 6.30.03

1 year   4.08%

5 year   4.57%

10 year 4.82%

Growth of a hypothetical $10,000 investment

National

California

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio’s maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

NATIONAL PORTFOLIO

Schedule of investments

June 30, 2003

Municipal Obligations - 99.6%	Principal Amount	Value
Alaska - 2.4%
State Industrial Development & Export Authority Revenue Bonds,
5.70%, 4/1/11	$2,000,000	$2,241,580

Arizonia - 1.2%
5.75%, 7/1/14	1,000,000	1,151,620

Arkansas - 1.1%
Greene County Sales & Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	1,004,329

California - 3.6%
Contra Costa County MFH Revenue VRDN, 1.00%, 10/20/28	600,000	600,000
Metropolitan Water District of Southern California Revenue VRDN,
1.00%, 7/1/36	1,700,000	1,700,000
State GO Bonds, 5.00%, 2/1/13	1,000,000	1,083,080

Colorado - 3.7%
Denver City & County Airport Revenue Bonds, 6.00%, 11/15/12	3,000,000	3,444,570

Connecticut - 0.9%
State Health & Educational Facilities Authority Revenue VRDN,
1.00%, 7/1/36	850,000	850,000

Florida - 3.3%
Dade County Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,164,170
Dade County Aviation Revenue Bonds, 5.375%, 10/1/09	1,685,000	1,877,023

Georgia - 4.0%
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,330,940
Savannah Airport Revenue Bonds, 5.375%, 1/1/12	1,220,000	1,357,884

Illinois - 1.9%
Chicago Development Authority Revenue Bonds, 6.25%, 11/15/13	1,500,000	1,724,400

Louisiana - 5.9%
East Baton Rouge Parish Sales Tax Revenue Bonds, 5.00%, 2/1/14	2,375,000	2,684,106
State Correctional Facilities Corp. Lease Revenue Bonds,
5.00%, 12/15/08	2,500,000	2,741,275

Municipal Obligations - Cont’d	Principal Amount	Value
Maryland - 1.1%
Cambridge Economic Development Authority Revenue Bonds,
7.25%, 4/1/04	$350,000	$351,666
Cecil County Health Department COPs, 7.875%, 7/1/14	372,000	378,815
State Community Development Administration Revenue Bonds,
5.05%, 4/1/08	300,000	323,283

Massachusetts - 1.7%
State Educational Financing Authority Revenue Bonds,
4.875%, 1/1/11	1,500,000	1,606,905

Michigan - 4.2%
Detroit City School District, 5.25%, 5/1/14	2,000,000	2,289,040
Oakland County Economic Development Corp. LO Revenue Bonds,
6.375%, 11/1/14	500,000	535,505
State Higher Education Facilities Authority Revenue Bonds:
6.00%, 11/1/03	435,000	441,386
7.00%, 11/1/05	610,000	662,692

Missouri - 5.8%
St. Louis Airport Revenue Bonds:
5.50%, 7/1/09	3,710,000	4,286,571
5.50%, 7/1/10	1,000,000	1,133,880

New Jersey - 5.3%
State Transportation Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	937,329
6.50%, 6/15/11 (Series B, Unrefunded Balance)	1,255,000	1,554,970
State Turnpike Authority Revenue Bonds, 6.00%, 1/1/13	2,000,000	2,435,580

New York - 13.1%
New York City GO Bonds:
5.75%, 8/1/11	1,660,000	1,931,991
5.35%, 8/1/12	1,000,000	1,130,430
New York City VRDN, 0.90%, 8/1/21	3,500,000	3,500,000
State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,217,550
State Thruway Authority Service Contract Revenue Bonds:
5.25%, 4/1/10	2,595,000	2,932,376
5.50%, 4/1/14	1,100,000	1,265,462
Westchester County IDA Civic Facility Revenue Bonds,
6.25%, 4/1/05	145,000	147,134

Oklahoma - 3.4%
State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	3,159,621

Municipal Obligations - Cont’d	Principal Amount	Value
Pennsylvania - 8.6%
Allegheny County Airport Revenue Bonds, 5.75%, 1/1/09	$2,300,000	$2,613,651
Allegheny County Higher Education Building Authority
Revenue Bonds, 6.00%, 2/15/08	230,000	247,404
Ridley Park Hospital Authority Revenue Bonds, 6.00%, 12/1/13	1,000,000	1,186,230
South Wayne County Water & Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	785,904
5.95%, 10/15/11	730,000	858,743
5.95%, 10/15/12	285,000	337,625
York County Solid Waste & Refuse Authority Revenue Bonds,
5.50%, 12/1/12	1,655,000	1,949,441

Puerto Rico - 3.9%
Commonwealth GO Bonds, 5.50%, 7/1/13	2,000,000	2,387,320
Commonwealth Highway & Transportation Authority Revenue Bonds,
6.25%, 7/1/13	1,000,000	1,256,390

South Carolina - 4.0%
Charleston County Resource Recovery Revenue Bonds, 5.25%, 1/1/10	2,415,000	2,697,555
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	1,000,000	993,260

Tennessee - 2.9%
Knox County Health Educational & Housing Facilities Revenue Bonds,
7.25%, 1/1/09	1,250,000	1,524,013
Memphis-Shelby County Airport Authority Revenue Bonds,
6.25%, 2/15/09	1,000,000	1,162,810

Texas - 10.3%
Amarillo Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	3,082,137
Bexar County State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,330,580
Houston Hotel Occupancy Tax & Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,461,914
North Forest Independent School District GO Bonds, 6.25%, 8/15/16	1,500,000	1,639,995

Vermont - 0.3%
Educational & Health Buildings Financing Agency Revenue VRDN,
1.05%, 4/1/32	250,000	250,000

Virginia - 0.9%
Chesterfield County IDA Revenue Bonds, 5.875%, 6/1/17	750,000	799,875

Washington - 5.1%
King County School District No. 415 Kent GO Bonds,
5.00%, 12/1/12	3,110,000	3,543,627
Skagit County Public Hospital District No. 1 Revenue Bonds,
5.75%, 12/1/11	1,050,000	1,188,117

Municipal Obligations - Cont’d	Principal Amount	Value
West Virginia - 1.0%
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25	$1,000,000	$958,490

TOTAL INVESTMENTS (Cost $86,963,049) - 99.6%		92,432,244
Other assets and liabilities, net - 0.4%		378,140
Net Assets - 100%		$92,810,384

See notes to financial statements.

CALIFORNIA PORTFOLIO

Schedule of Investments

June 30, 2003

Municipal Obligations - 98.4%	Principal Amount	Value
California - 94.3%
Alameda County IDA Revenue VRDN, 1.15%, 3/1/28	$680,000	$680,000
Anaheim Public Financing Authority Lease Revenue Bonds,
6.00%, 9/1/14	1,000,000	1,239,580
Chaffey Union High School District GO Bonds, 5.50%, 8/1/13	1,000,000	1,152,160
Contra Costa County MFH Revenue VRDN, 1.00%, 10/20/28	295,000	295,000
Foothill / Eastern Corridor Toll Road Revenue Bonds, 5.00%, 1/15/16	800,000	861,864
Gardena Financing Agency Revenue VRDN, 4.30%, 9/1/11	1,050,000	1,050,000
Lancaster Redevelopment Agency Tax Allocation Bonds, 5.00%, 8/1/12	1,090,000	1,237,161
Los Angeles MFH Revenue Bonds, 5.85%, 12/1/27
(Mandatory Put 12/1/07 @100)	970,000	1,047,202
Los Angeles Regional Airports Improvement Corp.
Facilities Sublease Revenue VRDN, 1.03%, 12/1/25	700,000	700,000
Los Angeles School District GO Bonds, 6.00%, 7/1/11	2,360,000	2,841,770
Orange County School District COPs, 4.25%, 6/1/17	1,270,000	1,290,015
Sacramento COPs, 6.50%, 1/1/04	222,923	227,328
San Joaquin County Solid Waste System Facilities Revenue COPs,
4.00%, 4/1/11	1,000,000	1,060,150
Santa Clara Financing Authority Lease Revenue Bonds,
6.00%, 11/15/12	2,000,000	2,444,960
Southern California Public Power Authority Revenue Bonds,
6.75%, 7/1/13	1,800,000	2,318,292
Southern California Rapid Transit District Special Assessment Bonds,
5.90%, 9/1/07	1,000,000	1,157,970
State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	1,325,000	1,483,987
6.00%, 12/1/10	1,000,000	1,215,587
State GO Bonds:
5.00%, 2/1/11	1,000,000	1,087,340
5.50%, 3/1/13	2,000,000	2,271,240
State HFA Revenue VRDN, 0.95%, 2/1/33	800,000	800,000
State Public Works Lease Revenue Bonds, 5.00%, 12/1/13	775,000	872,511

Other - 4.1%
Puerto Rico Commonwealth GO Bonds, 5.50%, 7/1/12	1,000,000	1,184,690

TOTAL INVESTMENTS (Cost $26,878,086) - 98.4%		28,518,807
Other assets and liabilities, net - 1.6%		476,941
Net Assets - 100%		$28,995,748

Abbreviations:
COPs : Certificates of Participation
GO: General Obligation	LO: Limited Obligation
HFA: Housing Finance Authority	MFH: Multi-Family Housing
IDA: Industrial Development Authority	VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements Of Assets And Liabilities

June 30, 2003

Assets	National Portfolio	California Portfolio
Investments in securities, at value

(Cost $86,963,049, and $26,878,086, respectively)- see accompanying schedules	$92,432,244	$28,518,807
Cash	188,171	7,001
Receivable for securities sold	—	4,429,607
Receivable for shares sold	103,708	6,369
Interest & dividends receivable	1,320,821	355,835
Other assets	9,996	1,226
Total assets	94,054,940	33,318,845

liabilities
Payable to bank	—	10,368
Payable for securities purchased	1,105,750	4,279,431
Payable for shares redeemed	58,011	—
Payable to Calvert Asset Management Company, Inc.	59,642	18,634
Payable to Calvert Administrative Services Company	6,815	1,766
Payable to Calvert Shareholders Services, Inc.	676	232
Accrued expenses and other liabilities	13,662	12,666
Total liabilities
Net Assets	1,244,556	4,323,097
	$92,810,384	$28,995,748

net assets consist of:
Paid-in capital applicable to the following shares of common
stock, $0.01 par value with 250,000,000 shares authorized: National Portfolio: 8,206,182 shares outstanding	$86,432,698

California Portfolio: 2,581,768 shares outstanding		$26,801,015
Undistributed (distributions in excess of) net investment income	(10,171)	3,886
Accumulated net realized gain (loss) on investments	918,662	550,126
Net unrealized appreciation (depreciation) on investments	5,469,195	1,640,721

Net Assets	$92,810,384	$28,995,748
Net Asset Value Per Share	$11.31	$11.23

Statements of Operations

Six Months Ended June 30, 2003

Net Investment Income	National Portfolio	California Portfolio
Investment Income:
Interest income	$1,891,642	$582,839

Expenses:
Investment advisory fee	261,642	87,006
Transfer agency fees and expenses	39,849	10,366
Accounting fees	12,553	6,672
Directors’ fees and expenses	2,780	914
Administrative fees	43,607	14,501
Custodian fees	9,677	5,106
Registration fees	13,124	1,185
Reports to shareholders	10,291	5,119
Professional fees	5,964	5,909
Miscellaneous	2,281	1,129
Total expenses	401,768	137,907
Fees waived	(3,839)	(3,762)
Fees paid indirectly	(1,365)	(1,088)
Net expenses	396,564	133,057

Net Investment Income	1,495,078	449,782

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on investments	918,662	838,133
Change in unrealized appreciation or (depreciation)	757,293	(555,842)

Net Realized and Unrealized
Gain (Loss) on Investments	1,675,955	282,291

Increase (Decrease) in Net Assets
Resulting from Operations	$3,171,033	$732,073

See notes to financial statements.

National Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$1,495,078	$3,089,915
Net realized gain (loss)	918,662	711,658
Change in unrealized appreciation or (depreciation)	757,293	3,722,477

Increase (Decrease) in Net Assets
Resulting from Operations	3,171,033	7,524,050

Distributions to shareholders from:
Net investment income	(1,516,273)	(3,100,434)
Net realized gain	—	(637,393)
Total distributions	(1,516,273)	(3,737,827)

Capital share transactions:
Shares sold	11,390,877	24,279,560
Reinvestment of distributions	1,331,906	3,231,807
Shares redeemed	(6,931,034)	(23,257,077)
Total capital share transactions	5,791,749	4,254,290

Total Increase (Decrease) in Net Assets	7,446,509	8,040,513

Net Assets
Beginning of period	85,363,875	77,323,362
End of period (including undistributed (distributions in excess of)
net investment income of ($10,171) and $11,024, respectively)	$92,810,384	$85,363,875

Capital Share Activity
Shares sold	1,013,593	2,214,402
Reinvestment of distributions	119,508	296,394
Shares redeemed	(620,792)	(2,125,938)
Total capital share activity	512,309	384,858

See notes to financial statements.

California Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$449,782	$988,840
Net realized gain (loss)	838,133	266,384
Change in unrealized appreciation or (depreciation)	(555,842)	1,115,621

Increase (Decrease) in Net Assets
Resulting from Operations	732,073	2,370,845

Distributions to shareholders from:
Net investment income	(460,024)	(995,200)

Capital share transactions:
Shares sold	2,201,453	4,311,477
Reinvestment of distributions	317,529	729,125
Shares redeemed	(3,916,769)	(4,265,799)
Total capital share transactions	(1,397,787)	774,803

Total Increase (Decrease) in Net Assets	(1,125,738)	2,150,448

Net Assets
Beginning of period	30,121,486	27,971,038
End of period (including undistributed net investment
income of $3,886 and $14,128, respectively)	$28,995,748	$30,121,486

Capital Share Activity
Shares sold	197,668	393,893
Reinvestment of distributions	28,552	67,055
Shares redeemed	(352,012)	(392,417)
Total capital share activity	(125,792)	68,531

See notes to financial statements.

Notes To Financial Statements

Note A — Significant Accounting Policies

General:  The Calvert Municipal Fund, Inc. is comprised of two municipal intermediate portfolios: National and California. Each of the Portfolios, collectively the "Fund," is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The operations of each Portfolio are accounted for separately. Class A shares of each Portfolio are sold with a maximum front-end sales charge of 2.75%.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: ..60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the six months ended June 30, 2003, CDI received $13,606 and $6,099 as its portion of commissions charged on sales of the National and California Portfolios, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $5,652 and $1,982 for the six months ended June 30, 2003 for the National and California Portfolios, respectively. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Director fees are allocated to each of the funds served.

Note C — Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were:

	National	California
Purchases	$25,052,690	$9,396,318
Sales	24,809,296	8,986,159

The cost of investments owned at June 30, 2003 for federal income tax purposes for each Portfolio are shown in the table below. The table below presents the components of net unrealized appreciation (depreciation) as of June 30, 2003, and the net capital loss carryforwards as of December 31, 2002 with expiration dates.

	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)	Capital Loss Carryforwards	Expiration Dates
National	$86,953,018	$5,479,226	$5,572,762	($93,536)	—	—

California	26,877,968	1,640,839	1,693,010	(52,171)	$244,449	12/31/03
					43,558	12/31/08

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2003, purchases and sales transactions were:

	National	California
Purchases	$7,755,000	$3,150,000
Sales	12,175,000	4,800,000

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The California Portfolio had $10,368 of outstanding borrowings at an interest rate of 1.875% at June 30, 2003.

For the six months ended June 30, 2003 borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$8,475	1.80%	$170,095	January 2003
California	9,997	1.79%	153,223	January 2003

National Portfolio

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2003	2002	2001
Net asset value, beginning	$11.10	$10.58	$10.64
Income from investment operations
Net investment income	.19	.42	.45
Net realized and unrealized gain (loss)	.21	.60	(.06)
Total from investment operations	.40	1.02	.39
Distributions from
Net investment income	(.19)	(.42)	(.45)
Net realized gains	—	(.08)	—
Total distributions	(.19)	(.50)	(.45)
Total increase (decrease) in net asset value	.21	.52	(.06)
Net asset value, ending	$11.31	$11.10	$10.58

Total return *	3.66%	9.90%	3.65%
Ratios to average net assets:
Net investment income	3.43% (a)	3.86%	4.15%
Total expenses	.92% (a)	.92%	.91%
Expenses before offsets	.91% (a)	.91%	.91%
Net expenses	.91% (a)	.90%	.90%
Portfolio turnover	30%	71%	43%
Net assets, ending (in thousands)	$92,810	$85,364	$77,323

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2000	1999	1998
Net asset value, beginning	$10.12	$10.82	$10.79
Income from investment operations
Net investment income	.46	.43	.45
Net realized and unrealized gain (loss)	.52	(.64)	.13
Total from investment operations	.98	(.21)	.58
Distributions from
Net investment income	(.46)	(.43)	(.46)
Net realized gains	—	(.06)	(.09)
Total distributions	(.46)	(.49)	(.55)
Total increase (decrease) in net asset value	.52	(.70)	.03
Net asset value, ending	$10.64	$10.12	$10.82

Total return *	9.91%	(2.01%)	5.46%
Ratios to average net assets:
Net investment income	4.47%	4.12%	4.17%
Total expenses	.95%	.93%	.97%
Expenses before offsets	.95%	.93%	.97%
Net expenses	.89%	.90%	.94%
Portfolio turnover	32%	38%	44%
Net assets, ending (in thousands)	$72,104	$58,093	$71,065

California Portfolio

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2003	2002	2001
Net asset value, beginning	$11.12	$10.60	$10.68
Income from investment operations
Net investment income	.17	.38	.40
Net realized and unrealized gain (loss)	.12	.52	(.08)
Total from investment operations	.29	.90	.32
Distributions from
Net investment income	(.18)	(.38)	(.40)
Total increase (decrease) in net asset value	.11	.52	(.08)
Net asset value, ending	$11.23	$11.12	$10.60

Total return *	2.60%	8.63%	3.04%
Ratios to average net assets:
Net investment income	3.10% (a)	3.47%	3.74%
Total expenses	.95% (a)	.95%	.92%
Expenses before offsets	.93% (a)	.93%	.92%
Net expenses	.92% (a)	.91%	.89%
Portfolio turnover	37%	30%	10%
Net assets, ending (in thousands)	$28,996	$30,121	$27,971

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2000	1999	1998
Net asset value, beginning	$10.13	$10.74	$10.63
Income from investment operations
Net investment income	.43	.43	.45
Net realized and unrealized gain (loss)	.55	(.61)	.12
Total from investment operations	.98	(.18)	.57
Distributions from
Net investment income	(.43)	(.43)	(.46)
Total increase (decrease) in net asset value	.55	(.61)	.11
Net asset value, ending	$10.68	$10.13	$10.74

Total return *	9.88%	(1.73%)	5.51%
Ratios to average net assets:
Net investment income	4.14%	4.07%	4.23%
Total expenses	.92%	.91%	.90%
Expenses before offsets	.92%	.91%	.90%
Net expenses	.87%	.89%	.88%
Portfolio turnover	4%	11%	12%
Net assets, ending (in thousands)	$27,592	$30,385	$36,963

(a)        Annualized

*          Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Calvert

Municipal

Fund, Inc.

This report is intended to provide fund

information to

shareholders. It is not authorized for

distribution to

prospective investors unless preceded or accompanied by a prospectus.

            printed on

            recycled paper

            using soy-

            based inks

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

CalverT’s

Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Item 2.  Code of Ethics.

            Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

            Not applicable.

Item 5.  Listed Company Audit Committee Standards.

            Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.  Exhibits.

(a)        Code of Ethics – Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            President – Principal Executive Officer

Date: August 27, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            President – Principal Executive Officer

Date: August 27, 2003

            /s/  Ronald Wolfsheimer

             Ronald Wolfsheimer

            Treasurer – Principal Financial Officer

Date: August 27, 2003

EX-99.CERT

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Barbara Krumsiek, certify that:

1. I have reviewed this report on Form N-CSR of Calvert Municipal Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  August 27, 2003                                     /s/  Barbara Krumsiek

                                                                                    Barbara Krumsiek

President – Principal Executive Officer

EX-99.CERT

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Ronald Wolfsheimer, certify that:

1. I have reviewed this report on Form N-CSR of Calvert Municipal Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:    August 27, 2003                                               /s/  Ronald Wolfsheimer

                                                                                    Ronald Wolfsheimer

Treasurer – Principal Financial Officer

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the accompanying Form N-CSR of Calvert Municipal Fund, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Barbara Krumsiek, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 27, 2003                                     /s/  Barbara Krumsiek

                                                                                    Barbara Krumsiek

President – Principal Executive Officer

                        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Municipal Fund, Inc. and will be retained by Calvert Municipal Fund, Inc. and furnished to the SEC or its staff upon request.

                        This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the accompanying Form N-CSR of Calvert Municipal Fund, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Ronald Wolfsheimer, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 27, 2003                                     /s/  Ronald Wolfsheimer

                                                                                    Ronald Wolfsheimer

Treasurer – Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Municipal Fund Inc. and will be retained by Calvert Municipal Fund, Inc. and furnished to the SEC or its staff upon request.

                        This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.